Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 13 – Income Taxes

The income (loss) before income taxes and the components of the income tax expense (benefit) recognized on the Consolidated Statement of Income are as follows:

(Amounts in thousands)	U.K.	U.S.	Other	Total Continuing Operations	Discontinued Operations - Norway	Total
Year Ended December 31, 2011:
Net income (loss) before taxes	$(9,806)	$(99,409)	$5,281	$(103,934)	$-	$(103,934)

Current tax expense	5,926	4	15	5,945	-	5,945
Deferred tax expense related
to U.K. tax rate change	25,424	-	-	25,424	-	25,424
Deferred tax benefit	(4,308)	-	-	(4,308)	-	(4,308)
Total tax expense	27,042	4	15	27,061	-	27,061
Net income (loss) after taxes	$(36,848)	$(99,413)	$5,266	$(130,995)	$-	$(130,995)

Year Ended December 31, 2010:
Net income (loss) before taxes	$90,160	$(30,978)	$(3,439)	$55,743	$-	$55,743

Current tax (benefit) expense	2,734	-	(154)	2,580	-	2,580
Deferred tax benefit	(2,388)	-	(929)	(3,317)	-	(3,317)
Foreign currency gains on
deferred tax liabilities	-	-	(51)	(51)	-	(51)
Total tax expense	346	-	(1,134)	(788)	-	(788)
Net income (loss) after taxes	$89,814	$(30,978)	$(2,305)	$56,531	$-	$56,531

Year Ended December 31, 2009:
Net income (loss) before taxes	$(52,041)	$(31,167)	$(11,479)	$(94,687)	$51,963	$(42,724)

Current tax (benefit) expense	(5,739)	40	(26)	(5,725)	(603)	(6,328)
Deferred tax (benefit) expense	(20,260)	(20)	(35)	(20,315)	4,791	(15,524)
Foreign currency losses on
deferred tax liabilities	18,882	-	-	18,882	1,241	20,123
Total tax (benefit) expense	(7,117)	20	(61)	(7,158)	5,429	(1,729)
Net income (loss) after taxes	$(44,924)	$(31,187)	$(11,418)	$(87,529)	$46,534	$(40,995)

Effective Tax Rate Reconciliation

The following table presents the principal reasons for the difference between our effective tax rates and the United States federal statutory income tax rate of 35%.

	Year Ended December 31,
	2011	2010	2009
Federal income tax expense (benefit) at statutory rate	$(36,378)	$19,500	$(33,141)
Taxation of foreign operations	3,254	(579)	1,572
Tax-free gain on sale of reserves in place	-	(30,510)	-
Change in valuation allowance – U.S.	24,604	(2,252)	10,464
Foreign tax benefit from foreign currency tax law change	-	-	(5,400)
U.K. Tax increase from tax law change	25,424	-	-
Foreign currency (gain) loss on deferred taxes	-	(50)	18,882
Deemed foreign dividend of wholly owned subsidiaries	8,572	11,466	-
Disallowed executive compensation	1,585	765	-
Other	-	872	465

Income Tax Expense, continuing operations	27,061	(788)	(7,158)
Discontinued operations - Norway	-	-	5,429
Total Income Tax Expense	$27,061	$(788)	$(1,729)
Effective Income Tax Rate	-26%	-1%	8%

During 2011, 2010 and 2009, we incurred taxes primarily related to our operations in the U.K. and our discontinued operations in Norway during 2009. In 2011, 2010 and 2009 we had a loss before taxes of $99.4 million, $31.0 million and $31.2 million, respectively, in the U.S. and we did not record any income tax benefits on these losses as there was no assurance that we could generate any future U.S. taxable earnings. As a result, we recorded a valuation allowance on the full amount of all deferred tax assets generated in the U.S.

Deferred Tax Assets and Liabilities

Deferred income taxes result from the net tax effects of temporary timing differences between the carrying amounts of assets and liabilities reflected on the financial statements and the amounts recognized for income tax purposes. The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows at December 31:

	2011	2010
Deferred tax asset:
Deferred compensation	$5,859	$6,129
Unrealized loss on commodity derivative instruments	1,260	936
Asset retirement obligation	-	1,324
Net operating loss and capital loss carryforward	157,570	57,548
Unrealized loss on embedded derivative instruments	4,005	8,343

Total deferred tax assets	168,694	74,280
Less valuation allowance	(58,532)	(37,807)
Total deferred tax assets after valuation allowance	110,162	36,473

Deferred tax liability:
Property, plant and equipment	(209,679)	(104,672)
Asset retirement obligation	(7,550)	-
Unrealized gain on derivative instruments	-	(825)
Petroleum revenue tax, net of tax benefit	(229)	(488)
Debt discount	(752)	(1,281)
Other	(7,711)	(6,407)
Total deferred tax liabilities	(225,921)	(113,673)

Net deferred tax liability	$(115,759)	$(77,200)

Tax Attributes

At December 31, 2011, we had the following tax attributes available to reduce future income taxes:

		As of December 31,
		2011		2010
	Types of Tax Attributes	Years of Expiration	Carry-forward Amount	Years of Expiration	Carry-forward Amount
U.K.
Corporate tax	NOL	Indefinite	$228,701	Indefinite	$81,767
Supplemental Corporate tax	NOL	Indefinite	159,316	Indefinite	40,305

U.S.
Corporate Income tax	NOL	2023 - 2031	106,535	2023 - 2030	69,392
Capital gains tax	Capital loss	2015	1,848	2015	1,848

As of December 31, 2011, the U.K. tax attributes shown above have been recognized for financial statement reporting purposes to reduce deferred tax liability.

Valuation Allowances and Unrecognized Tax Benefits

Recognition of the benefits of the deferred tax assets requires that we generate future taxable income. In the U.S., there can be no assurance that we will generate any earnings or any specific level of earnings in future years. Therefore, we have established a valuation allowance for deferred tax assets of approximately $58.5 million, $37.8 million and $38.8 million as of December 31, 2011, 2010 and 2009, respectively, primarily related to our U.S. operations. During 2011, the valuation allowance in the U.S. increased $24.6 million due to net operating losses and decreased $3.9 million in other jurisdictions. During 2010, the valuation allowance in the U.S. decreased $2.2 million due to net revisions of the net operating loss and increased $1.3 million for net operating losses in other jurisdictions. During 2009, the valuation allowance in the U.S. increased $10.5 million due to net operating losses and increased $4.6 million in other jurisdictions.

For U.S. federal income tax purposes, certain limitations are imposed on an entity's ability to utilize its NOLs in future periods if a change of control, as defined for federal income tax purposes, has taken place. In general terms, the limitation on utilization of NOLs and other tax attributes during any one year is determined by the value of an acquired entity at the date of the change of control multiplied by the then-existing long-term, tax-exempt interest rate. The manner of determining an acquired entity's value has not yet been addressed by the Internal Revenue Service. We have determined that, for federal income tax purposes, a change of control occurred during 2004 and 2007, however, we do not believe such limitations will significantly impact our ability to utilize the NOL. The timing of NOL utilization will be determined by our future net income.

As of December 31, 2011, we believe that no current tax positions that have resulted in unrecognized tax benefits will significantly increase or decrease within the next year.

The following tax years remain subject to examination:

Tax Jurisdiction

U.K.	2010

All others	2010 - 2008

Foreign Earnings and Credits

As of December 31, 2011, we had unremitted earnings in our foreign subsidiaries. If these unremitted earnings had been dividend to the U.S., the U.S. NOL's not subject to the limitations mentioned above would be fully available to offset any incremental U.S. federal income tax. Further, the foreign tax credits associated with the unremitted earnings would be sufficient to offset any incremental U.S. tax liabilities associated with the dividend.